SEC 873  (5/99)

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 14, 2001
                Date of Report (Date of earliest reported event)


                                 COLMENA CORP.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                     0-27842
                            (Commission File Number)


                                   54-1778587
                        (IRS Employer Identification No.)


                            Crystal Corporate Center,
                    2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431

               (Address of principal executive offices) (Zip Code)


                                 (561) 998-2031
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)



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                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Annual Report and Form 10-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

                                     CONTEXT

     The information in this report is qualified in its entirety by reference to the entire report; consequently, this report must be read in its entirety. This is especially important in light of material subsequent events disclosed. Information may not be considered or quoted out of context or without referencing other information contained in this report necessary to make the information considered, not misleading.


                       INFORMATION INCLUDED IN THE REPORT

ITEM 4. CHANGE IN OUR COMPANY'S CERTIFYING ACCOUNTANTS

     Colmena Corp. ("our Company") recently changed its auditors when the individual supervising our Company's account left his prior employer and founded his own firm, Salberg & Company, P.A. Such change was based solely on a desire to maintain continuity with the person most familiar with our Company and its financial statements. Our Company has not had any disagreements with any accountants concerning required financial disclosure.

1.(i) Our Company has no reason to believe that Weinberg & Company, P.A., our Company's auditors for the year ended September 30, 1998, resigned, declined to stand for re-election or were dismissed for reasons other than as stated above;

  (ii) Our Company has no reason to believe that the principal accountant's report on the financial statements for the year ended September 30, 1998 contained an adverse opinion or disclaimer of opinion, or was modified as to audit scope, or accounting principles; except that the Financial statements for the year ended September 30, 1998 contained a going concern explanatory paragraph.

  (iii) The decision to change accountants was approved by our Company's board of directors; and

  (iv)    (A)  There were no disagreements with the former  accountant,  whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report; or

          (B)  The former accountant did not advise our Company that:

               (i) internal controls necessary to develop reliable financial statements did not exist; or




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               (ii) information   had  come  to  the  attention  of  the  former
                    accountant which made the accountant unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or

              (iii) that the scope of an audit should be expanded significantly, or that information had come to the accountant's attention that the accountant had concluded would, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s)subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to the accountant's satisfaction prior to our Company's decision to change auditors.

2. Salberg & Company, P.A. was engaged on June 17, 2001, as the principal auditors for our Company's financial statements.

3. Our Company provided our former auditors, Weinberg & Company, P.A., with a copy of this report and requested that they furnish a letter addressed to the Commission stating whether they agreed with the statements made herein and, if not, stating the respects in which they do not agree. Such letter from Weinberg & Company, P.A. is filed as an exhibit to this report.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 14,  2001,  Vanessa H.  Lindsey was elected as our  Company's  Vice
President.   She  is  also   currently   our   Company's   Secretary  and  Chief
Administrative Officer.

     Vanessa H. Lindsey, age 29, was elected vice-president of our company on June 14, 2001, has served as our Company's secretary and chief administrative officer since January 1999 and was elected as a member of its board of directors on January 3, 2000. Mrs. Lindsey was employed by Accell Plumbing Systems, Inc., an Ohio corporation, as that company's office manager and bookkeeper from 1993 to 1995. Since 1995 she has been employed as the chief administrative officer of Diversified Corporate Consulting Group, L.L.C., a Delaware limited liability company, engaged in providing diversified consulting services and in filing EDGARized documents for clients with the Commission. Since 1996 she has been employed by the Southeast Companies, Inc., a Florida corporation, involved in the entertainment industry, in business and political consulting and as a licensed mortgage brokerage company, as its chief administrative officer and currently serves as its vice president and secretary. She is also the secretary and chief administrative officer for The Yankee Companies, Inc., which serves as a strategic consultant to our Company. Mrs. Lindsey held the position of secretary of The Marion County Libertarian Party and was the Campaign Treasurer for the Cyndi Calvo for State Senate, District 8 Campaign from 1998 to 2000. From November 11, 1999 to June 13, 2001, she served as secretary for AmeriNet Group.com, Inc., a publicly held Delaware corporation, and served as a member of its board of directors from April 6, 2000 to June 13, 2001. Since January 2001, she has served as the secretary and as a member of the board of directors for Explorations Group, Inc., a Delaware corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Designation                Page
of Exhibit                 Number
as Set Forth               or Source of
in Item 601 of             Incorporation
Regulation S-B             By Reference           Description

(16)                       .3      5             Letter on change in certifying
                                                  accountant


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, our Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Colmena Corp.

Dated: June 25, 2001
                                               /s/ Edward C. Dmytryk /s/
                                                   Edward C. Dmytryk
                                                   President



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